EXHIBIT 32.1

                                 CERTIFICATION
  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to Section 905 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Georges Benarroch, President and Chief Executive Officer of Kyto Biopharma, Inc., a Florida corporation (the "Company"), do hereby certify, to the best of my knowledge, that:

(1) the Company's Quarterly Report on Form 10-QSB for the three months ended June 30, 2007, as filed with the Securities Exchange Commission on the date hereof (the "Report") fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

                               Date: August 10, 2007

                               By:   /s/ Georges Benarroch
                                     ---------------------
                                     Georges Benarroch
                                     Acting President &
                                     Chief Executive Officer
                                     And Acting Chief Financial Officer